Park Sterling Corporation

Investor Presentation

Prepared July 2014

(NASDAQ: PSTB)

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: failure to realize synergies and other financial benefits from the merger with Provident Community within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to the Richmond branch or other hiring initiatives; inability to generate future organic growth in loan balances or retail banking or wealth management or mortgage banking results through the hiring of new personnel, development of new products, opening of de novo branches or otherwise; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Provident Community undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Introduction to Park Sterling

PARKSTERLING

- Attractive franchise created since embarking on enhanced growth strategy following the bank's August 2010 initial public offering
  - Premier regional bank franchise headquartered in the Charlotte-Concord-Gastonia MSA
    - 20 branches (49% of total deposits)
  - Concentrated branch network extending through Upstate region of South Carolina into North Georgia
    - 30 branches
  - Additional origination capabilities in Richmond, Raleigh, Wilmington and Charleston
    - 4 branches

- Dedicated to delivering superior customer solutions
  - Broad product capabilities
  - Experienced local bankers
  - Strong market and product management
  - Engaged executive leadership

- Sound financial profile to support growth
  - Superior asset quality
  - Available capital and liquidity


I am PARKSTERLING
...You can count on me.
Richmond
95
VA
85
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
85
SC
26
Wilmington
Charleston
GA
95
PSTB Branch (54)

Source: SNL Financial and company information (deposit data as of June 2013)

Consistent Vision and Strategy

PARKSTERLING

Market Opportunity

- Market disruptions continue
  - Environmental challenges for many global banks
  - Shifting operating models for many regional banks
  - Resource constraints for many community banks

- Environment offers unique growth opportunities to well-positioned, focused institutions
  - Ability to attract talent
  - Ability to enter new markets
  - Ability to enter expand and/or enhance product offerings

- Organic acquisition of profitable customers requires competitive solutions, not just service
  - Limited number of regional and community banks with the required operating model and experience to fully leverage this opportunity

Park Sterling Vision and Strategy

- Capitalize on this unique opportunity to create a highly respected regional community banking franchise
  - Return to soundness, profitability and growth
  - Diversified by geography and business mix
  - Noted for exceptional risk management, market management, relationship management, product capabilities and customer service
  - Financial institution of choice for prospects, customers, employees, shareholders and communities

- To achieve our vision we have
  - Focused on markets well known to management
  - Employed successful model of locally-based market management supported by centrally-based business line management
  - Utilized M&A to acquire core deposit franchises and build initial operating scale
  - Accelerated growth through *de novo* entry into attractive MSAs, product development and hiring initiatives

Proven Growth Record

PARKSTERLING

- Strong growth achieved to date
  - Disciplined acquisitions
    - Community Capital (November 2011)
      - $655.9 million in total assets
      - 69.7% price to tangible book value
      - 6.5% price to total deposits
    - Citizens South (October 2012)
      - $1,073.8 million in total assets
      - 114.0% price to tangible book value
      - 8.92% price to total deposits
    - Provident Community (May 2014)
      - $324.5 million in total assets
      - NM% price to tangible book value
      - 2.47% price to total deposits
  - Successful organic initiatives
    - *De novo* entry into Charleston, Greenville, Raleigh and Richmond
    - Expanded/ enhanced product capabilities in retail, small business, commercial (lending, treasury services, capital markets), wealth management and mortgage banking
    - Focused hiring across all markets and product areas

Growth Trends: 2010Q4 to 2014Q2


Total Assets
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
+ $1.63 billion/ 45% CAGR
$616.1
$1,113.2
$2,032.8
$1,960.8
$2,245.5
2010Q4
2011Q4
2012Q4
2013Q4
2014Q2
Total Deposits
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
+ $1.45 billion/ 54% CAGR
$407.8
$846.6
$1,632.0
$1,637.5
$1,862.7
2010Q4
2011Q4
2012Q4
0
2014Q2
Adjusted Total Revenues*
$100.0
$80.0
$60.0
$40.0
$20.0
$-
+ $72.4 million/ 55% CAGR
$15.1
$21.0
$58.5
$86.0
$43.5
2010FY
2011FY
2012Fy
2013FY
2014H1

($ in thousands) Source: Company information.

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix); 2014H1 adjusted total revenues annualized.*

Distinctive Business Model

PARKSTERLING

- Attracted necessary talent to successfully evolve over the last four years to a proven regional banking model; namely, empowered local market management supported by strong line of business expertise
  - Maintains local market presence and service culture expected of a traditional community bank
  - Offers product capabilities normally expected only from a larger regional or super regional bank
  - Combination creates a distinctive franchise capable of delivering high-touch, competitive solutions to customers

Commercial Financial Services

C&I Cash Flow Lending

Capital Markets

C&I Owner-Occupied

Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit

Treasury Services

Commercial Real Estate

Asset-Based Lending

Builder Finance

Personal Financial Services

Depository Services

Consumer Lending

Wealth Management

Mortgage Banking

Consumers
Small Business
Affluent

Trust Services

Small Business Lending

Private Banking

Retail Brokerage

Commercial Banking

Quarterly Commercial Loan Production ($ in thousands)


$150,000
$100,000
$50,000
$-
$63,306
$82,967
$100,122
$67,167
$79,355
$124,934
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

Year-to-Date Commercial Loan Production ($ in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
$146,273
+ $58.0MM (40%)
$204,289
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

	Commercial Front Office	Comments
Charlotte	14	
Eastern North Carolina	6	
Western North Carolina	4	Added personnel 2014
Upstate South Carolina	14	Added personnel 2014
Charleston	3	Added personnel 2014
Richmond	4	New group January 2014
North Georgia	3	
Specialty lending	5	ABL and Builder Finance
Treasury services	5	Added personnel 2014
Capital markets	2	New group June 2014
Total	**60**	

Note: Does not include Special Asset Group personnel.

- Utilizing a proven operating model to differentiate Park Sterling from competitors
  - Geographically diversified to maximize growth opportunities and generate a more balanced loan portfolio
    - Charlotte, Raleigh and Wilmington, NC
    - Greenville and Charleston, SC
    - Richmond, VA
    - Community markets in NC, SC and GA
  - Broad product capabilities to meet customer needs and deepen relationships
    - Cash flow and asset-based C&I lending
    - Construction, mini-perm and term investor and owner-occupied CRE lending
    - Builder finance specialty
    - Treasury services
    - Capital markets (June 2014)
  - Matrix organization to drive performance through exceptional talent
    - Local market leadership and bankers (including dedicated C&I and CRE) to better understand and support customers
    - Central business unit leadership and product specialists to better develop products and deliver technical expertise

($ in thousands) Source: Company information; commercial loan production includes funded loans and Builder Finance funding requests (no renewals or lines of credit)

Retail Banking

PARKSTERLING

Metro Market MSAs	Number of Branches	Company Deposits in Market ($000)	Percent of National Franchise (%)	Projected Population Change 2014-2019 (%)
Charlotte-Concord-Gastonia, NC-SC	20	929,079	49.37	6.25
Greenville-Anderson-Mauldin, SC	11	217,841	11.58	4.93
Spartanburg, SC	4	127,719	6.79	3.34
Columbia, SC	2	81,957	4.35	4.76
Wilmington, NC	1	38,125	2.03	6.48
Raleigh, NC	1	13,955	0.74	8.16
Charleston-North Charleston, SC	1	6,164	0.33	8.47
Richmond, VA (Loan Production Office)	-	-	-	4.80
Metro Market MSA Totals/ Weighted Average	**40**	**1,414,840**	**75.19**	**5.73**
Community Market Totals/ Weighted Average	**13**	**467,143**	**24.82**	
Aggregate: National				**3.50**



Quarterly Retail Loan Production ($ in thousands)
$20,000
$15,000
$10,000
$5,000
$-
$3,024
$4,097
$4,717
$5,260
$10,539
$15,532
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2



Year-to-Date Retail Loan Production ($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,121
+ $19.0MM (266%)
$26,071
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

- Attractive branch footprint focused along I-85 corridor from Charlotte, through Upstate region of South Carolina into North Georgia
  - 49% of total deposits concentrated in Charlotte-Concord-Gastonia MSA
  - 75% of total deposits based in attractive metropolitan markets
- Integrated operating model attracting retail and small business customers from both large and small competitors
  - Business line management focused on resource allocation and product/technology development
  - Regional managers focused on coaching, sales management and service delivery
  - Branch managers focused on new business development (trained in credit and sales)
  - Tellers/CSRs focused on sales and service
  - Branch administration focused on day-to-day operations and customer support
  - Risk management focused on scorecard-based credit approval and portfolio management
  - Wealth management and mortgage banking partnering on cross-sell opportunities
  - Marketing focused on launch of brand campaign

($ in thousands) Source: SNL Financial and company information (deposit data as of June 2013)

Leveraging Distinctive Technology

PARKSTERLING


Introducing 2 new app features.
PicturePay Pay a bill with a picture taken by your mobile device.
Debit On/Off When not using the card, turn it off to prevent most fraud.
Also features: Mobile Deposit, Secure Balance View, Transfer Funds, and more
<< Find out more
PARK STERLING BANK

Picture Pay™


Log Out
Picture Pay
History
Payees
Pay Again
PICTURE PAYMENT
Back
Picture Payment Verification
Submitted Image
Select Account
Enter Amount
Estimated Delivery Date
4-25-2014
Expedited Delivery Option
Submit

Debit On/Off


Back
My Cards
Card Number (....7988)
Activation:
VISA

- Introduced two unique features in retail mobile banking application this year (April 2014)
  - Picture Pay™ – enables customers to automatically pay their bills by taking a picture of the invoice and entering a payment amount, without keying any additional payee information; prior payee information retained for ease of future use (no need to take picture again)
  - Debit On/Off (My Cards) – enables customers to instantaneously activate or de-activate their debit card by touching a single button; puts consumers in full control of their debit card, for security or other purposes

Wealth Management

PARKSTERLING



Discretionary Assets Held ($ in thousands)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$287,816
$299,679
$325,292
$345,916
$348,836
$389,752
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2



Non-Discretionary Assets Held ($ in thousands)
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$515,113
$491,921
$481,642
$193,485
$99,413
$49,711
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

Note: As previously discussed, in 2013Q3 the company decided to exit the custody portion of our wealth management business. This decision, which led to the 90% decrease in non-discretionary assets held to $49.7 million in 2014Q2 from $491.9 million in 2013Q2, is estimated to have had a negative impact on existing noninterest income of approximately $170,000 per quarter from 2013Q3 baseline. Resources previously focused on the custody business have been redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Providing individual service across all customer segments to differentiate Park Sterling from competitors
  - Brokerage officers for smaller and/or simpler investment accounts (i.e., mutual funds, annuities)
  - Asset managers for larger and/or more complex investment accounts (i.e., advisory, alternative investments)
  - Trust officers for fiduciary accounts (irrevocable and revocable)
  - Private bankers for full service wealth relationships (i.e., loans, deposits, investments)
  - Investment officers for selection and management of individual securities and/or sub-advisors
  - Retail and mortgage banking partnering on cross-sell opportunities
- Successfully refocusing efforts on brokerage and asset management activities following decision to exit custody business in 2013Q3 (see note)

($ in thousands) Source: Company information

Mortgage Banking

PARKSTERLING


Purchase Volume ($ in thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$8,391
$10,287
$9,868
$8,129
$5,636
$21,655
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2


Refinance Volume ($ in thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$20,425
$22,710
$19,244
$6,452
$6,540
$12,645
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2


Construction Volume ($ in thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$11,022
$11,825
$11,097
$10,654
$11,882
$21,404
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2

- Refining operating model to improve growth and efficiency, thereby driving profitability
  - Improve growth
    - Hired additional originators in key markets
    - Completed *de novo* entry into Richmond, VA
    - Initiated regional pricing structure
    - Attracted new investors
    - Introduced new product offerings
  - Improve efficiency
    - Improved process flow to reduce turnaround times
    - Installed new technology (e-disclosures/e-signatures, compliance software, pricing engine)
    - Revised compensation plans
  - Building purchase and construction activity to offset market decline in refinance volume
- Retail and wealth management partnering on cross-sell opportunities

($ in thousands) Source: Company information

Mergers and Acquisitions

PARKSTERLING

	Total Assets			Deal Value		Valuation Premiums			
	Buyer $	Target $	Target/ Buyer	Total $	$ / Assets	Price/ Book	Price/ Tang Book	Price/ Deposits	1-Day Mkt Prem
U.S. Bank and Thrift Transactions[1]									
U.S. Average	$ 13,392,133	$ 711,374	5.3%	$ 111,800	11.7%	115.9%	120.9%	13.80%	37.10%
U.S. Median	$ 882,266	$ 144,291	16.4%	$ 19,600	11.4%	113.5%	118.9%	13.30%	36.80%
Park Sterling Transactions									
Community Capital[2]	**$ 616,108**	**$ 655,934**	**106.5%**	**$ 32,316**	**4.9%**	**67.9%**	**69.7%**	**6.53%**	**21.21%**
Citizens South[3]	**$ 1,130,751**	**$ 1,073,815**	**95.0%**	**$ 77,802**	**7.2%**	**112.0%**	**114.0%**	**8.92%**	**35.23%**
Provident Community[4]	**$ 2,005,244**	**$ 324,489**	**16.2%**	**$ 6,500**	**2.0%**	**NM**	**NM**	**2.47%**	**60.00%**

Efficient: doubled in size with first two mergers

Disciplined : attractive valuation levels

1 - Source: SNL (announcements from January 1, 2011 to March 31, 2014; 657 transactions).
2 - Community Capital Coporation merger announced March 30, 2011; closed November 1, 2011
3 - Citizens South Banking Corporation merger announced May 13, 2012; closed October 1, 2012
4 - Provident Community Bancshares, Inc. merger announced March 5, 2014; closed May 1, 2014. Consideration includes $5.1 million (45% discount) to U.S. Treasury for TARP preferred stock.

Target Market: Total Deal Value to Total Acquired Deposits (%)


25.00
20.00
15.00
10.00
5.00
Provident Community (February 2014)
Citizens South (May 2012)
Community Capital
Average 9.70%
2.47
15.40
12.99
10.70
23.23
14.42
17.83
0.30
0.26
17.95
3.88
9.13
11.50
7.22
20.82
9.92
6.84
8.67
7.47
6.98
7.20
9.62
8.92
6.36
6.29
16.47
7.36
5.97
11.41
13.25
1.40
22.26
16.08
1.97
1.59
6.53
4.76
7.99
7.76
2/24/2014
1/27/2014
12/18/2013
12/18/2013
11/1/2013
9/30/2013
9/9/2013
8/28/2013
6/10/2013
6/10/2013
5/31/2013
5/6/2013
2/20/2013
2/15/2013
1/30/2013
1/24/2013
9/25/2012
9/21/2012
8/28/2012
8/2/2012
6/13/2012
6/4/2012
5/14/2012
5/3/2012
3/27/2012
3/1/2012
12/21/2011
12/20/2011
11/14/2011
10/5/2011
9/21/2011
9/8/2011
6/20/2011
4/28/2011
4/27/2011
3/31/2011
2/23/2011
12/16/2010
11/19/2010

($ in thousands) Source: SNL Financial and company information
Disclosure Policy: Management generally will not comment on specific M&A opportunities prior to execution of a definitive agreement.

Growth Compares Favorably to Peers

PARKSTERLING

Growth in Total Assets (%): 2010Q2 to 2014Q1


PSTB SSB VSB UBSH SBNC AMNB BNCN ABCB CARE TOWN FCBC NBBC FBNC HTBI COB FCBN UCBI EVBS PEBK ESXB YDKN PLMT HMPR CBF
350% 300% 250% 200% 150% 100% 50% 0% -50%
311% 121% 114% 88% 70% 56% 48% 44% 28% 28% 16% 6% 0% -1% -1% -2% -3% -4% -5% -8% -19% -21% -32%
N. App.

Growth in LTM Revenues (%): 2010Q2 to 2014Q1


PSTB COB VSB BNCN AMNB SSB UBSH SBNC HTBI ABCB TOWN CARE FCBC ESXB PLMT UCBI PEBK YDKN EVBS NBBC FBNC HMPR FCBN CBF
600% 500% 400% 300% 200% 100% 0% -100%
487% 248% 195% 75% 58% 50% 43% 42% 37% 18% 17% 14% 8% 4% 4% 1% 1% 0% -1% -3% -5% -17% -36%
N. App.

Outperformed all peers in key growth metrics since initiating enhanced growth strategy in August 2010

- Total assets increased $1.52 billion, or 311%, from $488.4 million at 2010Q2 to $2.01 billion at 2014Q1 (latest available complete peer group data)
  - $2.25 billion at 2014Q2
- LTM revenues increased $70.3 million or 487%, from $14.4 million at 2010Q2 to $84.7 million at 2014Q1
  - $87.3 million at 2014Q2

Source: SNL Financial and company information (2014Q1 is the latest available complete Peer Group information)

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Available Capital Compares Favorably to Peers

PARKSTERLING

Tangible Common Equity to Tangible Assets: 2014Q1*


HTBI CBF PSTB VSB PLMT AMNB HMPR UCBI UBSH YDKN PEBK ESXB FCBC TOWN BNCN SBNC ABCB NBBC SCBT FBNC EVBS FCBN CARE COB
25.00
20.00
15.00
10.00
5.00
-
21.80 14.81 11.71 11.65 11.54 10.23 9.69 9.47 9.29 8.75 8.51 8.47 8.42 8.34 7.75 7.62 7.52 7.33 7.31 7.29 7.27 6.86 6.84 3.81

Tier 1 Leverage Ratio: 2014Q1


CBF HTBI EVBS AMNB YDKN PSTB PLMT FBNC HMPR UBSH PEBK TOWN VSB FCBC ESXB ABCB SBNC SSB BNCN FCBN UCBI NBBC CARE COB
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
14.94 14.54 12.17 12.16 11.88 11.73 11.37 11.27 11.18 10.66 10.52 10.42 10.14 10.13 10.09 8.93 8.81 8.68 8.34 8.31 7.96 7.69 6.79 6.20

Sufficient capital and liquidity available to support continued growth.

- TCE/TA* ratio of 11.71% at 2014Q1
  - 10.35% at 2014Q2 following cash acquisition of Provident Community (May 2014)
- Tier 1 leverage ratio of 11.73% at 2014Q1
  - 10.60% at 2014Q2 following cash acquisition of Provident Community (May 2014)

Source: SNL Financial and company information (2014Q1 is the latest available complete Peer Group information)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality Compares Favorably to Peers

PARKSTERLING

Nonperforming Loans to Total Loans: 2014Q1


CBF
PSTB
SSB
AMNB
UBSH
VSB
NBBC
SBNC
BNCN
TOWN
YDKN
FCBC
UCBI
FCBN
CARE
PEBK
ABCB
FBNC
ESXB
EVBS
COB
HMPR
PLMT
HTBI
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
0.32
0.70
0.82
0.82
0.98
1.03
1.06
1.48
1.50
1.65
1.96
2.13
2.36
2.51
2.93
2.95
3.03
3.12
3.40
3.76
3.80
4.90
5.23
5.92

Nonperforming Assets to Total Assets: 2014Q1


AMNB
NBBC
YDKN
VSB
PSTB
SSB
UBSH
UCBI
PEBK
FCBC
SBNC
FCBN
TOWN
CBF
ESXB
CARE
EVBS
BNCN
COB
PLMT
FBNC
HTBI
HMPR
ABCB
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
0.75
1.02
1.09
1.11
1.23
1.27
1.35
1.46
1.58
1.63
1.88
1.89
2.00
2.07
2.10
2.33
2.48
2.99
3.52
4.13
4.23
4.80
4.87
6.10

Source: SNL Financial and company information (2014Q1 is the latest available complete Peer Group information)

Achieved superior growth achieved while driving to top quartile asset quality measures.

- Nonperforming loans totaled $9.1 million, or 0.70% of total loans, at 2014Q1
  - $9.5 million, or 0.65% of total loans, at 2014Q2
  - 39% of loans include FMV adjustments ("marks") at 2014Q2
- Nonperforming assets totaled $24.7 million, or 1.23% of total assets, at 2014Q1
  - $25.7 million, or 1.14% of total assets, at 2014Q2
  - Covered OREO comprised 20% of nonperforming asset at 2014Q2

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

PARKSTERLING

Attractive Franchise and Business Model

- Attractive franchise
  - Premier regional bank headquartered in attractive Charlotte-Concord-Gastonia MSA
  - Concentrated network extending through Upstate South Carolina into North Georgia
  - Additional origination capabilities in attractive metropolitan markets
- Effective business model
  - Broad product capabilities and geographic reach
  - Matrix organization leveraging exceptional talent
  - Engaged leadership focused on well-known markets
  - Sound financial profile to support future growth (capital, liquidity and asset quality)

Proven Financial Track Record

- Lead peer group in asset and revenue growth since August 2010 initial public offering
  - Disciplined acquisitions
  - Successful organic initiatives
- Continued attractive financial performance in 2014Q2
  - Adjusted net income available to common shareholders* up 12% to $3.8 million, or $0.09 per share
  - Adjusted annualized return on average assets* of 0.71%
  - Organic loan growth of $70.8 million, or 22% annualized
  - Discretionary assets under management growth of $40.9 million, or 47% annualized
  - Mortgage origination growth of $31.6 million, or 132%

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*
Financial comparisons are shown to three months or period ended March 31, 2014.

PARKSTERLING

Experienced Leadership

PARKSTERLING

Executive Officers

James C. Cherry *Chief Executive Officer*		39 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*		33 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*		28 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation. Charlotte Business Journal 2013 public company CFO of year.
Nancy J. Foster *Chief Risk Officer*		30 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Current Vice Chair of Risk Management Association (RMA).

Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking of Wachovia Corporation.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.
Thomas B. Henson *Director*		President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank.
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc. since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank.

Earnings

PARKSTERLING

Three Month Results

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Net Income					
Total interest income	$ 20,144	$ 19,736	$ 19,602	$ 19,206	$ 21,157
Total interest expense	1,473	1,422	1,900	1,931	2,078
Net interest income	18,671	18,314	17,702	17,275	19,079
Provision for loan losses	75	(419)	780	(17)	(365)
Net interest income after provision	18,596	18,733	16,922	17,292	19,444
Noninterest income	3,968	3,257	4,404	3,486	4,016
Noninterest expense	16,784	15,670	15,726	15,743	18,274
Pretax income	5,780	6,320	5,600	5,035	5,186
Income tax expense	1,968	2,106	1,561	1,480	1,760
Net income	$ 3,812	$ 4,214	$ 4,039	$ 3,555	$ 3,426
Preferred dividends	302	-	-	-	-
Net income available to common	$ 3,510	$ 4,214	$ 4,039	$ 3,555	$ 3,426
Net income available to common per share	$ 0.08	$ 0.10	$ 0.09	$ 0.08	$ 0.08
Weighted average dilutive shares	*44,204,581*	*44,273,821*	*44,288,998*	*44,264,178*	*44,213,802*
Adjusted Net Income*					
Reported pretax income	$ 5,780	$ 6,320	$ 5,600	$ 5,035	$ 5,186
Plus: merger-related expenses	822	167	386	81	594
Less: (gain) loss on sale of securities	(104)	-	6	(276)	33
Adjusted pretax income	6,498	6,487	5,992	4,840	5,813
Income tax expense	2,235	2,162	1,697	1,414	1,972
Adjusted net income	$ 4,263	$ 4,325	$ 4,295	$ 3,426	$ 3,841
Preferred dividends	302	-	-	-	-
Adjusted net income available to common	$ 3,961	$ 4,325	$ 4,295	$ 3,426	$ 3,841
Adjusted net income available to common per share	$ 0.09	$ 0.10	$ 0.10	$ 0.08	$ 0.09

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Balance Sheet

PARKSTERLING

Period-End Balance Sheet Composition

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Cash and equivalents	$ 112,710	$ 52,697	$ 55,067	$ 104,846	$ 69,020
Total securities (including non-marketable)	335,625	361,837	407,368	396,760	474,740
Loans held for sale	10,985	3,070	2,430	2,063	6,388
Total loans	1,304,659	1,316,342	1,295,808	1,302,826	1,473,661
Allowance for loan losses	(10,847)	(8,652)	(8,831)	(9,076)	(9,178)
Premises and equipment, net	56,929	56,670	55,923	55,893	59,362
FDIC loss share receivable	14,848	13,959	10,025	9,209	6,993
OREO	16,283	14,881	14,492	15,526	16,171
Bank-owned life insurance	47,019	47,485	47,832	47,840	56,831
Deferred tax asset	40,595	38,528	36,318	34,183	37,957
Goodwill and intangibles	35,563	35,306	35,049	34,792	41,478
Other assets	8,554	7,768	9,309	10,382	12,033
Total assets	$1,972,923	$1,939,891	$1,960,790	$2,005,244	$2,245,456
Total deposits	1,593,105	1,555,963	1,599,885	1,637,461	1,862,707
Total borrowings	78,988	99,634	78,048	79,458	86,819
Other liabilities	23,773	24,541	20,774	22,359	26,420
Total liabilities	1,695,866	1,680,138	1,698,707	1,739,278	1,975,946
Preferred equity	20,500	-	-	-	-
Common equity	256,557	259,753	262,083	265,966	269,510
Total liabilities and shareholders' equity	$1,972,923	$1,939,891	$1,960,790	$2,005,244	$2,245,456
Memo Items					
Covered loans	$ 85,146	$ 76,035	$ 71,134	$ 65,173	$ 54,825
Covered loans to total loans (%)	6.5%	5.8%	5.5%	5.0%	3.7%
Covered OREO	$ 6,542	$ 6,173	$ 5,088	$ 6,652	$ 5,234
Covered OREO to total OREO (%)	40.2%	41.5%	35.1%	42.8%	32.4%
Tangible book value per share*	$ 5.03	$ 5.10	$ 5.16	$ 5.26	$ 5.19
Tangible common equity to tangible assets*	11.41%	11.78%	11.79%	11.73%	10.35%
Period end dilutive shares	*43,950,905*	*44,007,484*	*43,960,270*	*43,930,017*	*43,914,300*

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in Appendix).*

Asset Quality

PARKSTERLING

Asset Quality Trends

	2013Q2	2013Q3	2013Q4	2014Q1	2014Q2
Asset Quality Measures					
Nonaccrual loans	$ 6,832	$ 6,778	$ 8,428	$ 5,092	$ 5,205
Troubled debt restructurings	7,767	7,527	3,854	3,562	3,550
Loans 90+-days past due, and still accruing	196	357	17	493	775
Nonperforming loans	14,795	14,662	12,299	9,147	9,530
OREO (covered and non-covered)	16,283	14,881	14,492	15,526	16,171
Nonperforming assets	$ 31,078	$ 29,543	$ 26,791	$ 24,673	$ 25,701
Nonperforming loans to total loans (%)	1.13%	1.11%	0.95%	0.70%	0.65%
Nonperforming assets to total assets (%)	1.58%	1.52%	1.37%	1.23%	1.14%
Net charge-offs (recoveries)	$ 274	$ 1,776	$ 805	$ (549)	$ (460)
Annualized net charge-offs to average loans (%)	0.08%	0.53%	0.24%	-0.17%	-0.13%
OREO Analysis					
Beginning OREO	$ 21,251	$ 16,283	$ 14,881	$ 14,492	$ 15,526
Additions	1,122	2,659	3,269	3,547	1,734
Acquired OREO	-	-	-	-	3,666
Write-downs	(784)	(139)	(242)	(146)	(748)
Sales	(5,306)	(3,922)	(3,416)	(2,367)	(4,007)
Ending OREO	$ 16,283	$ 14,881	$ 14,492	$ 15,526	$ 16,171
Memo: Covered OREO	$ 6,542	$ 6,173	$ 5,088	$ 6,652	$ 5,234
Memo: Covered OREO to Total OREO (%)	40.2%	41.5%	35.1%	42.8%	32.4%

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts.)

Reconciliation of Non-GAAP Measures

PARKSTERLING

(three month and period end results unless otherwise stated)

	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,186	$ 5,035	$ 5,600	$ 6,320	$ 5,780
Plus: merger-related expenses	594	81	386	167	822
(gain) loss on sale of securities	33	(276)	6	-	(104)
Adjusted pretax income	5,813	4,840	5,992	6,487	6,498
Tax expense	1,972	1,414	1,697	2,162	2,235
Adjusted net income	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 4,263
Preferred dividends	-	-	-	-	302
Adjusted net income available to common shareholders	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 3,961
Divided by: weighted average diluted shares	44,213,802	44,264,178	44,288,998	44,273,821	44,204,581
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.08	$ 0.10	$ 0.10	$ 0.09
Estimated tax rate	*33.93%*	*29.21%*	*28.32%*	*33.40%*	*34.40%*
Adjusted net interest margin					
Net interest income (as reported)	$ 19,079	$ 17,275	$ 17,702	$ 18,314	$ 18,671
Less: accelerated mark accretion	(86)	(18)	(365)	(529)	(560)
Adjusted net interest income	18,993	17,257	17,337	17,785	18,111
Divided by: average earning assets	1,938,459	1,764,187	1,722,688	1,747,886	1,742,312
Mutliplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted net interest margin	3.93%	3.97%	3.99%	4.04%	4.17%
Net interest margin	3.95%	3.97%	4.08%	4.16%	4.30%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,016	$ 3,486	$ 4,404	$ 3,257	$ 3,968
Less: (gain) loss on sale of securities	33	(276)	6	-	(104)
Adjusted noninterest income	$ 4,049	$ 3,210	$ 4,410	$ 3,257	$ 3,864
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 18,274	$ 15,743	$ 15,726	$ 15,670	$ 16,784
Less: merger-related expenses	(594)	(81)	(386)	(167)	(822)
Adjusted noninterest expense	17,680	15,662	15,340	15,503	15,962
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 3,961
Divided by: average assets	2,168,914	1,976,654	1,936,759	1,967,904	1,967,736
Mutliplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average assets	0.71%	0.70%	0.88%	0.87%	0.81%
Return on average assets	0.63%	0.73%	0.83%	0.85%	0.72%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,841	$ 3,426	$ 4,295	$ 4,325	$ 3,961
Divided by: average common equity	266,304	265,544	263,217	258,860	261,511
Mutliplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average equity	5.78%	5.23%	6.47%	6.63%	6.07%
Return on average equity	5.16%	5.43%	6.09%	6.46%	5.38%

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted total revenues, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income , adjusted total revenues and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)
Tangible common equity to tangible assets					
Total assets	$ 2,245,456	$ 2,005,244	$ 1,960,790	$ 1,939,891	$ 1,972,923
Less: intangible assets	(41,478)	(34,792)	(35,049)	(35,306)	(35,563)
Tangible assets	$ 2,203,978	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360
Total common equity	$ 269,510	$ 265,966	$ 262,083	$ 259,753	$ 256,557
Less: intangible assets	(41,478)	(34,792)	(35,049)	(35,306)	(35,563)
Tangible common equity	$ 228,032	$ 231,174	$ 227,034	$ 224,447	$ 220,994
Tangible common equity	$ 228,032	$ 231,174	$ 227,034	$ 224,447	$ 220,994
Divided by: tangible assets	$ 2,203,978	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360
Tangible common equity to tangible assets	10.35%	11.73%	11.79%	11.78%	11.41%
Common equity to assets	12.00%	13.26%	13.37%	13.39%	13.00%
Tangible book value per share					
Issued and outstanding shares	44,833,516	44,726,416	44,730,669	44,761,384	44,700,805
Less: nondilutive restricted stock awards	(919,216)	(796,399)	(770,399)	(753,900)	(749,900)
Period end dilutive shares	43,914,300	43,930,017	43,960,270	44,007,484	43,950,905
Tangible common equity	$ 228,032	$ 231,174	$ 227,034	$ 224,447	$ 220,994
Divided by: period end dilutive shares	43,914,300	43,930,017	43,960,270	44,007,484	43,950,905
Tangible common book value per share	$ 5.19	$ 5.26	$ 5.16	$ 5.10	$ 5.03
Common book value per share	$ 6.14	$ 6.05	$ 5.96	$ 5.90	$ 5.84
Adjusted allowance for loan losses					
Allowance for loan losses	$ 9,178	$ 9,076	$ 8,831	$ 8,652	$ 10,847
Plus: acquisition accounting FMV adjustments to acquired loans	40,987	34,663	37,783	41,389	44,179
Adjusted allowance for loan losses	$ 50,165	$ 43,739	$ 46,614	$ 50,041	$ 55,026
Divided by: total loans (excluding LHFS)	$ 1,473,661	$ 1,302,826	$ 1,295,808	$ 1,316,342	$ 1,304,659
Adjusted allowance for loan losses to total loans	3.40%	3.36%	3.60%	3.80%	4.22%
Allowance for loan losses to total loans	0.62%	0.70%	0.68%	0.66%	0.83%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ (460)	$ (549)	$ 805	$ 1,776	$ 274
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	-	(149)	-	(960)	23
Adjusted net charge-offs (recoveries)	$ (460)	$ (698)	$ 805	$ 816	$ 297
Divided by: average loans	$ 1,397,158	$ 1,305,157	$ 1,310,381	$ 1,319,026	$ 1,337,318
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted net charge-offs (recoveries) (annualized) to average loans	-0.13%	-0.22%	0.24%	0.25%	0.09%
Net charge-offs (recoveries) (annualized) to average loans	-0.13%	-0.17%	0.24%	0.53%	0.08%

	2014H1 (6 months) (Unaudited)	2013FY (12 months) (Unaudited)	2012FY (12 months) (Unaudited)	2011 FY (12 months) (Unaudited)	2010 FY (12 months) (Unaudited)
Adjusted revenues					
Net interest income (as reported)	$ 36,354	$ 72,423	$ 51,376	$ 19,395	$ 15,035
Less: accelerated mark accretion	(104)	(1,454)	(2,771)	-	-
Noninterest income (as reported)	7,502	15,086	11,372	1,647	130
Less: (gain) loss on sale of securities	(243)	(98)	(1,478)	(20)	(19)
Adjusted total revenues	$ 43,509	$ 85,957	$ 58,499	$ 21,022	$ 15,146
Total revenues	$ 43,856	$ 87,509	$ 62,748	$ 21,042	$ 15,165

(Unaudited; $ in thousands)

Note

As contemplated during the Public Offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, and 568,260 shares outstanding at June 30, 2013

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Insitution	Ticker	Exchange	State	City	Total Assets 2014Q1 ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,307,512	$ 174.0	4.18	135.3	11.5
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,672,318	567.8	0.94	205.6	24.1
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,229,576	491.0	1.21	183.7	23.3
4	Capital Bank Financial Corp.	CBF	NASDAQ	FL	Coral Gables	6,622,241	1,179.1	-	126.4	27.9
5	Carter Bank & Trust	CARE	OTCQB	VA	Martinsville	4,661,811	304.6	3.45	97.6	11.5
6	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,089,532	92.5	-	98.6	17.0
7	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	1,985,032	204.9	-	274.5	46.6
8	Eastern Virginia Bankshares, Inc.	EVBS	NASDAQ	VA	Tappahannock	1,027,663	74.4	-	98.0	NM
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,186,461	336.4	1.87	142.0	15.4
10	First Citizens Bancorporation, Inc.	FCBN	OTCQB	SC	Columbia	8,374,101	660.7	0.14	115.5	13.9
11	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,602,515	259.9	3.40	123.4	13.2
12	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,950,272	280.9	-	149.2	41.3
13	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	1,629,325	326.6	-	86.5	25.7
14	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,965,232	278.3	-	144.8	12.0
15	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,090,795	179.0	-	141.0	6.5
16	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**1,963,039**	**298.3**	**1.20**	**129.2**	**19.1**
17	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,034,684	90.7	0.99	102.5	13.0
18	Southern BancShares (N.C.), Inc.	SBNC	OTCQB	NC	Mount Olive	2,269,581	135.0	0.10	79.1	10.1
19	South State Corporation	SSB	NASDAQ	SC	Columbia	7,938,618	1,442.5	1.34	258.7	24.2
20	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,672,997	565.9	2.74	143.4	13.7
21	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	4,179,079	1,166.1	2.22	181.9	21.2
22	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,425,419	969.3	0.74	138.3	3.5
23	VantageSouth Bancshares, Inc.			NC	Raleigh	2,118,921	-	-	-	-
24	Yadkin Financial Corporation	YDKN	NYSE	NC	Elkin	1,805,458	590.2	-	169.2	16.5
										-
	AVERAGE					$ 3,241,758	$ 445	1.02	138.5	17.9

Source: SNL Financial; market data as of July 15, 2014